UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 11, 2009 (January 7, 2009)

CHINA AGRITECH, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(86)10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

On January 7 2009, China Agritech, Inc. (the “Company”) was notified that effective December 8, 2008, its accountants, the personnel of Grobstein, Horwath & Company LLP (“GHC”), joined Crowe Horwath LLP (“Crowe”) (the “Merger”).  As a result of the Merger, GHC resigned as the Company’s independent registered public accounting firm and Crowe was formally engaged as the Company’s new independent registered public accounting firm.

The decision to retain Crowe as the Company’s certifying public accountant following the Merger was authorized and approved by the audit committee of the board of directors of the Company.

The Company retained GHC as its principal independent auditor on April 18, 2008, as previously disclosed on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) on April 24, 2008.  For the previous two fiscal years ended December 31, 2007 and 2006 (the “Fiscal Years”), Kabani & Co, LLP (“Kabani” and together with GHC, the “Former Auditors”) served as the Company’s independent registered public accounting firm engaged to examine the Company’s consolidated financial statements.  Kabani’s reports on the financial statements for the Fiscal Years did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principals.

During the period from the engagement of the Former Auditors through the date of the dismissal of the Former Auditors, including the registrant’s most recent fiscal year and the subsequent interim period, there were no disagreements with the Former Auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Crowe did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.

The Company has requested that GHC furnish it a letter reflecting the fact that GHC’s withdrawal as the Company’s accounting firm occurred pursuant to the Merger, and not as a result of a disagreement with the Company.  Upon GHC’s provision of such letter to the Company, the Company will promptly file a copy with the SEC via an amendment to this Form 8-K.  The Company has requested that GHC furnish it a letter addressed to the SEC stating whether it agrees with the above statements. Upon GHC’s provision of a copy of such letter to the Company, the Company will promptly file a copy with the SEC via an amendment to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Grobstein, Horwath & Company LLP regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: February 11, 2009	/s/ Yu Chang
Yu Chang
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from Grobstein, Horwath & Company LLP regarding change in certifying accountant